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                                                                   EXHIBIT 10.49


                               THIRD AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") is dated as of September 22, 1999 and is entered into by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Bank of America, National Association, formerly BankAmerica Business Credit, Inc., as agent for the Lenders (in its capacity as agent, the "Agent"), and McInnes Steel Company, McInnes International, Inc., Taylor Forge Company, Erie Bronze & Aluminum Company, American Handling, Inc., Northern Steel Company, Micafil, Inc. and Eballoy Glass Products Company (individually, a "Borrower" and collectively, the "Borrowers"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Lenders, the Agent and the Borrowers have entered into that certain Loan and Security Agreement dated as of February 25, 1999, as amended, supplemented or otherwise modified prior to the date hereof (the "Agreement");

         WHEREAS, the Borrowers have requested that the Lender provide advances under the Revolving Loans (as that term is defined in the Agreement) in excess of that would be otherwise available under the Agreement; and

         WHEREAS, the Lenders and the Agent agree to the Borrowers' request, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

         SECTION 1. Overadvance. The Agent and the Lenders hereby agree that, during the period from and including September 22, 1999 through and including October 31, 1999 (the "Overadvance Period"), the Aggregate Revolver Outstandings on any day may exceed the Availability in effect on such day (with the Availability for this purpose calculated as if the Aggregate Revolver Outstandings were zero) by an aggregate amount up to (but not exceeding) $500,000, provided that in no event shall the Aggregate Revolver Outstandings exceed the Maximum Revolver Amount, and provided further that after October 31, 1999 the Aggregate Revolver Outstandings shall no longer be permitted to exceed the Availability (with the Availability for this purpose calculated as if the Aggregate Revolver Outstandings were zero) in effect on such day or thereafter, and the Borrowers shall immediately pay to the Agent, for the account of the Lenders, the amount of any such excess.

         At all times during the Overadvance Period not less than $500,000 of Revolving Loans shall be Base Rate Revolving Loans. During the Overadvance Period (and, if the Aggregate Revolver Outstandings exceed Availability immediately following the end of the Overadvance Period, continuing after the Overadvance Period until Aggregate Revolver Outstandings no longer exceed Availability),


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the Applicable Margin shall be 2% for the outstanding principal balance of Base
Rate Revolving Loans up to $500,000. The Agent's and the Lenders' agreement contained in this Section 1 shall not be deemed to change the limits of the Maximum Revolver Amount or to otherwise change the limits of the Availability or to make the Agent and the Lenders obligated to exceed such limits on any other occasion.

         This Section 1 is only applicable and shall only be effective for the specific instance, for the specific purpose, and for the specific period for which given. This Section 1 is expressly limited to the facts and circumstances referred to in this Agreement and shall not operate (a) as a waiver of or consent to non-compliance with any other section of the Agreement or any other Loan Document, (b) as a waiver of, or a restriction on or prejudice with respect to, any right, power or remedy of the Agent or any Lender under the Agreement or any other Loan Document, or (c) as a waiver of or consent to any Event of Default or Default under the Agreement or any other Loan Document.

         SECTION 2. Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

                  (a) Execution by Parties. Fully executed copies of this Agreement signed by the Borrowers, the Lenders and the Agent and ratifications signed by the Corporate Guarantors shall be delivered to the Agent.

                  (b) Fee. The Borrowers shall have paid the Agent, for the account of the Lenders, an amendment fee in the amount of $50,000, which fee shall be earned upon execution of this Agreement and shall be non-refundable upon such payment to the Agent. The Agent, the Lenders and the Borrowers agree that such fee shall be financed by the Lenders as a Revolving Loan.

                  (c) Other Documents. The Borrowers shall have executed and delivered to the Agent such other documents and instruments as the Agent may request.

                  (d) Appraisals. The Borrowers acknowledge and agree by signing below that (a) Section 6.5 of the Agreement requires that whenever a Default or Event of Default exists, the Borrower shall, at its expense and upon the Agent's request, provide the Agent with appraisals or updates thereof of any or all of the Collateral on terms further described in Section 6.5, (b) the Agent has requested such appraisals from the Borrowers even though to the best of Borrowers' knowledge no Default or Event of Default exists, and (c) in order to induce Agent and the Lenders to enter into this Agreement, the Borrowers shall provide such appraisals.

         SECTION 3.   Miscellaneous.

                  (a) Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the other Loan Documents, and no


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         investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent or such Lender to rely thereon.

                  (b) Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as modified hereby. This Agreement is one of the Loan Documents and a default of by the Borrowers of their agreements hereunder shall be an Event of Default under the Agreement.

                  (c) Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect, and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that, after giving effect to this Agreement, no Event of Default or Default exists as of such date.

                  (d) Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  (e) APPLICABLE LAW. THIS WAIVER AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

                  (f) Successors and Assigns. This Waiver is binding upon and shall inure to the benefit of the Agent, the Lenders and the Borrowers and their respective successors and assigns; provided, however, that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

                  (g) Counterparts. This Waiver may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  (h) Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

                  (i) Expenses of the Agent. The Borrowers jointly and severally agree to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, waivers, and supplements hereto or thereto, including, without limitation, the costs and fees of the Agent's legal counsel and the allocated cost of the Agent's in-house counsel.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  "BORROWERS":

                                  MCINNES STEEL COMPANY

                                  By:    /s/  Timothy M. Hunter
                                     -----------------------------
                                  Name:       Timothy M. Hunter
                                       ---------------------------
                                  Title: Chief Financial Officer/Treasurer
                                        ----------------------------------

                                  MCINNES INTERNATIONAL, INC.

                                  By:    /s/  Timothy M. Hunter
                                     ---------------------------
                                  Name:       Timothy M. Hunter
                                       -------------------------
                                  Title:   Treasurer
                                        ----------------------------------

                                  TAYLOR FORGE COMPANY

                                  By:    /s/  Timothy M. Hunter
                                     ---------------------------
                                  Name:       Timothy M. Hunter
                                       -------------------------
                                  Title:   Vice President/Treasurer
                                        ----------------------------------

                                  ERIE BRONZE & ALUMINUM COMPANY

                                  By:    /s/  Timothy M. Hunter
                                     ---------------------------
                                  Name:       Timothy M. Hunter
                                       -------------------------
                                  Title:   Treasurer
                                        ----------------------------------

                                  AMERICAN HANDLING, INC.

                                  By:    /s/  Timothy M. Hunter
                                     ---------------------------
                                  Name:       Timothy M. Hunter
                                       -------------------------
                                  Title:   Vice President
                                        ----------------------------------

                                  NORTHERN STEEL COMPANY

                                  By:    /s/  Timothy M. Hunter
                                     ---------------------------
                                  Name:       Timothy M. Hunter
                                       -------------------------
                                  Title:   Treasurer
                                        ----------------------------------

                                  MICAFIL, INC.

                                  By:   /s/  Timothy M. Hunter
                                     ---------------------------
                                  Name:      Timothy M. Hunter
                                       -------------------------
                                  Title:   Treasurer
                                        ----------------------------------

                                  EBALLOY GLASS PRODUCTS COMPANY

                                  By:   /s/  Timothy M. Hunter
                                     ---------------------------
                                  Name:      Timothy M. Hunter
                                       -------------------------
                                  Title:   Treasurer
                                        ----------------------------------


                                  "AGENT":

                                  BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as the Agent

                                  By:   /s/  Beverly J. Gray
                                     ---------------------------
                                  Name:      Beverly J. Gray
                                       -------------------------
                                  Title:   V.P./Sr. Account Executive
                                        -----------------------------


                                  "LENDERS":

                                  BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as a Lender

                                  By:   /s/ Beverly J. Gray
                                     ---------------------------
                                  Name:     Beverly J. Gray
                                       -------------------------
                                  Title:   V.P./Sr. Account Executive
                                        -----------------------------



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                           CONSENTS AND REAFFIRMATIONS

         The undersigned hereby consent to the terms and conditions of that Amendment No. Three to the Loan and Security Agreement dated as of February 25, 1999, among the financial institutions listed on the signature pages thereto (individually, a "Lender" and collectively, the "Lenders"), Bank of America, National Association, formerly BankAmerica Business Credit, Inc., as agent for the Lenders (in its capacity as agent, the "Agent"), and McInnes Steel Company, McInnes International, Inc., Taylor Forge Company, Erie Bronze & Aluminum Company, American Handling, Inc., Northern Steel Company, Micafil, Inc. and Eballoy Glass Products Company, and reaffirm their obligations under those certain Guaranty of Payment Agreements each dated as of February 25, 1999 (collectively, the "Corporate Guaranties") made by the undersigned in favor of the Agent and the Lenders, and acknowledge and agree that the Corporate Guaranties and all other Loan Documents remain in full force and effect.

         Dated as of September 22, 1999

                                          CENTRUM INDUSTRIES, INC.

                                          By:   /s/  Timothy M. Hunter
                                             -----------------------------
                                          Name:      Timothy M. Hunter
                                               ---------------------------
                                          Title:   Chief Financial Officer
                                                --------------------------

                                          MCINNES SERVICES, INC.

                                          By:   /s/  Timothy M. Hunter
                                             ---------------------------
                                          Name:      Timothy M. Hunter
                                               -------------------------
                                          Title:   Secretary/Treasurer
                                                --------------------------------

                                          LASALLE EXPLORATION, INC.

                                          By:   /s/  Timothy M. Hunter
                                             ---------------------------
                                          Name:    Timothy M. Hunter
                                               -------------------------
                                          Title:   Treasurer/Assistant Secretary
                                                --------------------------------



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